
Perfectenergy
CORPORATE OVERVIEW
April / May 2008


Perfectenergy

Ticker Symbol	**PFGY.OB**
Stock Price (as of April 24, 2008)	**$3.17**
Common Shares Outstanding	**29.6 million**
Market Capitalization	**$93.8 million**
Fiscal Year End	**October 31**
<u>Q1 2008</u>	
Revenue	**$10.4 million**
Net Income	**$ 1.3 million**
Cash and equivalents	**$ 5.9 million**


Perfectenergy

Company Overview

- Founded in July 2005 in Shanghai, China
- Leading vertically integrated designer, developer, and manufacturer of solar cells, solar modules, and customizable photovoltaic (PV) systems
- 15 MW PV cell capacity to be expanded to 45 MW in 2008; 25 MW PV module capacity to be expanded to 50 MW in 2008
- FY Q108 (ended January 31) revenue of $10.4 million vs. $1.6 million in FY Q107
- Contracts for ~$75 million in 2008 and additional pipeline of ~$30 million
- Flexible, low-cost manufacturing capabilities


展丰能源
Perfectenergy




Perfectenergy

Well Positioned

- **Proven quality and technical capability**
  - Certified in accordance with international standards (IEC61215, TUV Safe Class II
  - UL1703 targeted for June 2008
- **Strong and accelerating backlog and pipeline**
  - $74 million in orders booked for 2008
  - $30 million in additional contracts under development
- **Production capacity in place**
  - Production capacity of 25MW (~$85 million)
  - Cell capacity expanding to 45MW in 2008 ($153 million revenue capacity)
- **Secure supply chain**
  - Supplier agreements cover 80% of expected 2008 production
  - Strategic relationship with Tianjin HuanOu Semiconductor Material Co., Ltd., an affiliate of global polysilicon leader REC


Perfectenergy

Products


Perfectenergy

Photovoltaic Technology

Solar Industry Value China


PFGY Products
Poly silicon
Ingots/ wafers
PV Cells
PV modules
Installers

- Historically, cells sold to outside module manufacturers; Today, 100% of cells are used in PFGY modules.
- PV technology most mainstream technology for a wide range of applications
  - Space
  - Military
  - Remote
  - Road signs
- Range of economically feasible uses has expanded
  - Commercial and residential power generation
  - Grid-connected electricity generation


Perfectenergy

Products

- **Crystalline Silicon Solar Cells (4 product lines)**
  - Produces 100% of solar cells used in PV modules
  - Can also be sold to other module suppliers
    - ✓ In 2006 ~ 30% of revenue generated selling PV cells to Chinese solar module laminators / application producers



- **Crystalline Silicon PV Modules (8 product lines)**
  - Highly efficient, long lasting, weatherproof, easy to install
  - 95% of PV module revenue from Europe (Germany and Spain)
  - Laminated PV module composed entirely of Perfectenergy's solar crystalline cells






Perfectenergy

Market



Perfectenergy

5 Year PV CAGR: 30-45%



PV Global Industry
25.0
20.0
15.0
10.0
5.0
0.0
7.0
1.1
9.8
1.5
11.0
1.6
11.3
1.8
14.5
2.3
18.0
2.9
23.1
3.9
2004A
2005A
2006A
2007E
2008E
2009E
2010E
Revenue (Billions USD)
New Installations (GW)

								CAGR
	2004A	2005A	2006A	2007E	2008E	2009E	2010E	2007-2010
New PV Installations (GW)	1.1	1.5	1.6	1.8	2.3	2.9	3.9	29.9%
Revenue (Billion USD)	7.0	9.8	11.0	11.3	14.5	18.0	23.1	26.9%

Source: Solarbuzz


Perfectenergy

Global Market Expansion





Shift to alternative energy well under way
- High fuel costs and environmental issues forcing transition
- Solar power growth: 50+% in 3 years; 35% CAGR to 2012

Strengthening government incentives
- Most aggressive incentives in Germany, Spain and Italy
- More aggressive programs to come in Portugal, Greece U.S., France, S. Korea, China

U.S. projected to match European growth rates
- 6% of the PV installation market in 2007 in U.S.; Legislative trends point to accelerated growth
  - ✓ Six states now offer solar incentives; ex: California's Solar Initiative ($2.9 billion over 10 years for 3GW of new installations)
- 100%; CAGR '04-'06; U.S. to become #2 market by 2011

Seller's market
- Capacity for PV cells and modules already lags global demand; trend expected to continue for at least 3 years


Perfectenergy

Domestic Chinese market

- PRC goal for renewable energy sources
  - 10% of all energy consumed by 2010
  - 16% by 2020
- Rural electrification program aims to power 29,000 villages (powering 20 million residents) mainly in Western China, requiring over one GW of photovoltaic installations
- Shanghai municipal government endorsed the “100,000 M 2 Project” to install solar energy heating systems onto 100,000 square meters of Shanghai rooftops
- PV capacity in China to grow at a CAGR of 36.2% from 2006 to 2013 (Frost & Sullivan)


Perfectenergy

Company Background


Perfectenergy

Production Facility

- Xinzhuang special industrial zone of Shanghai
- State-of-the-art, ~67,000 sq. ft. factory; 250 employees
  - Module Line: 25 MW; being expanded to 50 MW
  - Cell Line:15 MW; being expanded to 45 MW
  - Cell line yields 17% average efficiency rate
- International standard certification (IEC61215, TUV Safe Class II and UL1703 targeted for June 2008)
- Company-wide focus on quality control at every step of the cell and module manufacturing process






Perfectenergy

Quality Control & Certification


Certificate


Certificate


SGS
CE


SGS
ISO 9001:2000

Perfectenergy

Technological Advantages

- **Today**
  - Two patents in China
    - ✓ Furnace
    - ✓ Wafer chemical application process
  - Two patents pending in China
    - ✓ Coating
    - ✓ Chemical processing
- **Near Future**
  - Key capital equipment expected to drive efficiency rates well over 17.0%
  - MCZ cells with roughly 18% efficiency have entered trial production
  - Next generation Flow-Zone silicon cells being developed with REC (~19.5% efficiency under mass production)


Perfectenergy

Sales & Marketing

- **Targets systems integrators and distributors vs. end-users**
  - Smaller sales forces
  - Expands access to a variety of end markets
- **Three key markets**
  - **Europe**
    - ✓ Recently obtained the necessary TUV certification
    - ✓ Long-standing distribution relationships
    - ✓ German office opened in 2007
  - **North America**
    - ✓ Emerging market for solar application
    - ✓ UL certification expected in June 2008
    - ✓ Evaluating relationships with systems integrators
  - **China**
    - ✓ Expects PRC market to accelerate due to new government incentives
    - ✓ Sell small power modules to system integrators
    - ✓ Sell solar cells to the solar application producers


Perfectenergy

Customer Base

- **Customers sell turnkey solar systems to end-users**
  - Individual owners of agricultural buildings
  - Owners of commercial warehouses, offices, and industrial buildings
  - Public agencies and municipal government authorities
  - Owners of land designated as former military bases or industrial areas
  - Financial investors that desire to own large scale solar projects

Key Customers

PROINSO

isofotón

EDISUN POWER

pro solar Solarstrom GmbH

Deutsche Biofonds AG

上海太陽能科技有限公司

SKY SOLAR

SOLAR PROJEKT


Perfectenergy

Sourcing Strategy

REC

FERRO

AFG GLASS

BRIDGESTONE

YUKITA

TianJin HuaoOu
天津市环欧半导体

MITSUI & CO., LTD.

- Established relationships with key suppliers across supply chain, in support of meeting future demand
- Solar cells require 99.99999% pure silicon, which only a handful of firms have the capacity to produce
- Contracts provide preference relative to availability and pricing for key raw material, silicon wafers
- For 2008, supply sufficient to produce 17MW of modules (roughly $74 million in revenue) has been secured; additional supply from other sources is currently under development
- Other raw materials (i.e. glass, cables, junction boxes) more readily available


Perfectenergy

Strategic Partnerships

Core group of local strategic partners allows Company to maintain many of the resources of larger businesses in its sector

- **Shanghai Solar Engineering & Technology Center** – Supported by Shanghai local government and focused on solar cell, module and materials innovation
- **Tianjin HuanOu Semiconductor Material Co., Ltd.** – One of China's largest silicon ingots and wafer manufacturers
  - ✓ Silicon sourcing agreement (through REC) provides preference relative to availability and pricing
- **Shanghai Shenzhou Renewable Energy Co., Ltd.** – China's leading manufacturer of solar modules and systems; owns more than 40% of 2006 Chinese domestic market


Perfectenergy

Proven Leadership

- **Min Fan,** Cofounder and director
  - Largest independent shareholder; Co-Founder, CEO of $4.0 billion market capitalization Ctrip.com Int'l Ltd (travel services)
  - Founding shareholder of $200 million market capitalization, Chinese hotel developer and franchisee: Home Inns & Hotels Mgmt., Inc.
- **Jack Li,** Founder and Chief Executive Officer
  - Vice President, Topsolar Shanghai Limited, one of China's leading PV companies
  - Founder/CEO, leading Chinese mechanical engineering and mfg. business
  - PV industry consultant for Shanghai local government
- **Edward Zhuang,** Chief Financial Officer and Secretary
  - Former China Financial Controller of a Nasdaq listed energy company
  - Extensive accounting and auditing experience from managerial positions
  - 10 years public accounting experience with Big 4 firm, China Institute of Certified Public Accountants (CICPA)
- **Diping Zhou,** VP of Operations and Treasurer
  - Vice President and Former Company Secretary
  - Extensive accounting experience including financial manager, controller of budget
  - Former audit director and financial controller, JHJ International Transportation Co., Ltd.
  - Former manager of budget and financial department, Topsolar Shanghai Limited


Perfectenergy

Financial Overview


Perfectenergy

Income Statement (\$ in millions)

- Secured 17 MW in module contracts for 2008 worth ~$75 million
- Another 8 MW of contracts (~$30 million in revenue) under development
- Expanding to 50 MW of module capacity (~ $200 million) in 2008

	FY2007	FY2008	
	10 month Oct-07	1Q08A	2Q08E
Total Capacity (MW)	15.0	15.0	25.0
Total Production (MW)		1.8	3.0
Total Shipment (MW)	1.5	1.5	2.7
Revenue	$8.6	$10.4	$11.2
Gross Margin	2.3%	4.3%	8.6%


Perfectenergy
Perfectenergy International